Proxy Statement Pursuant to Section
                        14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to "240.14a-12

                              Premier Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)      Title of each class of securities to which transaction applies:
                .......................................................
        2)      Aggregate number of securities to which transaction applies:
                  .......................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                .......................................................
        4)      Proposed maximum aggregate value of transaction:
                .......................................................
        5)      Total fee paid:
                 .......................................................

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:
                 .......................................................
        2)       Form, Schedule or Registration Statement No.:
                 .......................................................
        3)       Filing Party:
                 .......................................................
        4)       Date Filed:
                 .......................................................

                              PREMIER BANCORP, INC.
                              379 NORTH MAIN STREET
                         DOYLESTOWN, PENNSYLVANIA 18901
                                 (215) 345-5100
--------------------------------------------------------------------------------


                                  April 8, 2002




Dear Fellow Shareholders of Premier Bancorp, Inc.:

     On behalf of the Board of Directors, I am pleased to invite you to attend Premier Bancorp, Inc.'s Annual Meeting of Shareholders to be held on May 9, 2002 at 9:00 a.m., at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901. Enclosed with the proxy statement is the notice of meeting, your proxy card, and Premier Bancorp, Inc.'s 2001 Annual Report.

     The principal business of the meeting is to elect eight Class 1 Directors each to serve for a three year term and to transact any other business that is properly presented at the Annual Meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

     I am delighted that you have invested in Premier Bancorp, Inc., and I hope that, whether or not you plan to attend the Annual Meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. The prompt return of your proxy card will save Premier Bancorp, Inc. expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person.

     I look forward to seeing you on May 9, 2002, at Premier Bancorp, Inc.'s Annual Meeting.

                                    Sincerely,
                                    [GRAPHIC OMITTED]
                                    Clark S. Frame
                                    Chairman of the Board

                              PREMIER BANCORP, INC.

                    ----------------------------------------

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDER

                    ----------------------------------------


     TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that Premier Bancorp, Inc. will hold an Annual Meeting of Shareholders on May 9, 2002, at 9:00 a.m., at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901, to consider and vote upon the following proposals:

     1. To elect eight Class 1 Directors, each to serve a three year term; and

     2. To transact any other business properly presented at the Annual Meeting and any adjournment or postponement of the meeting.

     Shareholders of record as of April 1, 2002 are entitled to notice of the meeting and may vote at the Annual Meeting, either in person or by proxy.

     Management welcomes your attendance at the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy card in the accompanying postage-paid envelope. The prompt return of your proxy card will avoid expenses involved in further communications. Even if you return a proxy card, you may vote in person if you give written notice to the Secretary of Premier Bancorp, Inc. and attend the Annual Meeting. Returning your proxy card will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

     Premier Bancorp, Inc.'s Board of Directors is distributing the corporation's proxy statement and proxy card to shareholders on or about April 8, 2002.

                                    By Order of the Board of Directors,
                                    [GRAPHIC OMITTED]
                                    Clark S. Frame
                                    Chairman of the Board

Doylestown, Pennsylvania
April 8, 2002


                             YOUR VOTE IS IMPORTANT.
   TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD
          AND MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                              PREMIER BANCORP, INC.
                              379 NORTH MAIN STREET
                         DOYLESTOWN, PENNSYLVANIA 18901



                            AMEX TRADING SYMBOL: PPA




                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 9, 2002








                MAILED TO SHAREHOLDERS ON OR ABOUT APRIL 8, 2002

                      [This Page Intentionally Left Blank]

                                TABLE OF CONTENTS
                                -----------------


PROXY STATEMENT                                                           PAGE
                                                                          ----
GENERAL INFORMATION..........................................................1
      Date, Time and Place of the Annual Meeting.............................1
      Description of Premier Bancorp, Inc....................................1

VOTING PROCEDURES............................................................2
      Solicitation and Voting of Proxies.....................................2
      Quorum and Vote Required For Approval..................................3
      Revocability of Proxy..................................................4
      Methods of Voting......................................................4

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.....................5

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS....................................5
      Governance.............................................................5
      Directors and Executive Officers of Premier Bancorp, Inc. and Premier
        Bank.................................................................5
      Committees and Meetings of the Corporation's and the Bank's Board of
        Directors............................................................6
      Audit Committee Report to Shareholders.................................8
      Compensation of the Board of Directors................................10

EXECUTIVE COMPENSATION......................................................11
      Qualified Stock Options...............................................11
      Change of Control Agreements..........................................12
      Incentive Stock Option Plan...........................................12
      Common Stock Purchase Options.........................................12
      401(k) Plan...........................................................13

ELECTION OF DIRECTORS.......................................................13
      Qualification and Nomination of Directors.............................13
      Information as to Nominees and Directors..............................14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............17
      Principal Shareholders................................................17
      Share Ownership by the Directors and Executive Officers...............17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................19

PROPOSALS...................................................................20
      1. Election of Eight Class 1 Directors................................20

ANNUAL REPORT...............................................................20

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING...........................21

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.......................21

ADDITIONAL INFORMATION......................................................21

                              PREMIER BANCORP, INC.
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                               GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

     Premier Bancorp, Inc., a Pennsylvania business corporation and registered financial holding company, furnishes this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Premier Bancorp, Inc. Annual Meeting of Shareholders. The Annual Meeting will be held at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901 on May 9, 2002 at 9:00 a.m.

     The corporation's principal executive office is located at 379 North Main Street, Doylestown, Pennsylvania 18901. The corporation's telephone number is
(215) 345-5100. All inquiries regarding the Annual Meeting should be directed to John C. Soffronoff, President and Chief Executive Officer of Premier Bancorp, Inc.

Description of Premier Bancorp, Inc.

     Premier Bancorp, Inc. was incorporated under the business corporation laws of the Commonwealth of Pennsylvania on July 15, 1997 and was reorganized on November 17, 1997 as a one-bank holding company, pursuant to the Bank Holding Company Act of 1956. Under the Gramm-Leach-Bliley Act, which was effective March 11, 2000, bank holding companies, such as the corporation, whose controlled depository institutions are "well capitalized" and "well managed," as defined in Federal Reserve Regulation Y, and which obtain satisfactory Community Reinvestment Act ratings, are eligible to elect to be "financial holding companies" and engage in a broader spectrum of activities than those generally permitted. These activities include insurance underwriting and brokerage (including annuities) and underwriting and dealing securities without a revenue limit and without limits on the amounts of equity securities it may hold in conducting its underwriting and dealing activities. In December 2000, the corporation became a financial holding company in order to utilize the expanded powers provided in the Gramm-Leach-Bliley Act. Premier Bank and PBI Capital Trust are the corporation's wholly-owned subsidiaries. Lenders Abstract, LLC is a limited liability company owned 99% by Premier Bank and 1% by the corporation.

     We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Premier Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

     Premier Bancorp, Inc.'s Board of Directors proposes to mail this proxy statement to the corporation's shareholders on or about April 8, 2002.

                              VOTING PROCEDURES

Solicitation and Voting of Proxies

     The Board of Directors solicits this proxy for use at the corporation's Annual Meeting of shareholders. The corporation's directors, officers and bank employees may solicit proxies in person or by telephone, facsimile, e-mail or other similar means without additional compensation. Premier Bancorp, Inc. will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities. The corporation will reimburse these third parties for their reasonable costs for sending proxy materials to shareholders.

     Only shareholders of record as of the close of business on Monday, April 1, 2002, (the voting record date), may vote at the Annual Meeting. The corporation's records show that, as of the voting record date, 3,320,326 shares of the corporation's common stock were outstanding. Each shareholder is entitled to one vote for each share held. See the section entitled "Security Ownership of Certain Beneficial Owners and Management" for a list of the persons known by the corporation, as of the voting record date, to be the beneficial owner of 5% or more of the corporation's outstanding common stock.

     If your shares are registered directly in your name with Premier Bancorp, Inc.'s transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and the corporation is sending these proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the proxy holders or to vote in person at the meeting. The corporation has enclosed a proxy card for your use.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. Your broker or nominee is considered, with respect to those shares, the shareholder of record, and is forwarding these proxy materials to you. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

     By properly completing a proxy, you appoint Edward Grosik and Mark Mann as proxy holders to vote your shares as indicated on the proxy card. Any signed proxy not specifying to the contrary will be voted as follows:

     FOR the election of the following eight individuals as Class 1 Directors for a three year term expiring in 2005:

      Daniel E. Cohen                     Michael J. Perrucci
      Brian R. Rich                       Ezio U. Rossi
      Gerald Schatz                       Bruce E. Sickel
      Thomas P. Stitt                     John A. Zebrowski


Quorum and Vote Required For Approval

     Presently, Premier Bancorp, Inc.'s Articles of Incorporation, as amended and restated, authorize the corporation to issue up to 30,000,000 shares of common stock, par value $0.33 per share, and up to 20,000,000 shares of preferred stock, nominal or no par value per share.

     In order to hold the Annual Meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote (meaning a majority of the number of shares outstanding on the voting record date) is required to constitute a quorum for the transaction of business at the meeting. The proxy holders will count abstentions and broker non-votes as "present" for the purpose of determining the presence of a quorum. However, the proxy holders will not count broker non-votes as "present" when determining the presence of a quorum for the particular matter on which the broker has expressly not voted. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any of the matters voted upon at the meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner, and the broker lacks discretionary voting power to vote such shares.

     Cumulative voting rights exist only with respect to the election of directors. This means that each shareholder has the number of votes equal to the number of directors to be elected multiplied by the number of shares owned and is entitled to cast the whole number of votes for one nominee or to distribute them among two or more nominees, as the shareholder determines. On all other matters to come before the Annual Meeting, each share of common stock is entitled to one vote for each share owned. The proxy holders also have the right to vote cumulatively and to distribute their votes among nominees as they consider advisable, unless a shareholder indicates on his or her proxy how he or she desires the votes to be cumulated for voting purposes.

      If a quorum is present, the eight candidates for Class 1 Director receiving the highest number of votes cast by shareholders entitled to vote will be elected. The proxy holders will not cast votes withheld or broker non-votes for or against any director candidates.

Revocability of Proxy

     Shareholders of record who sign proxies may revoke them at any time before they are voted by:

X delivering written notice of the revocation to John J. Ginley, Secretary of Premier Bancorp, Inc., 379 North Main Street, Doylestown, Pennsylvania 18901;

X     delivering a properly executed later-dated proxy to John J.
      Ginley, Secretary of Premier Bancorp, Inc., 379 North Main Street, Doylestown, Pennsylvania 18901; or

X attending the meeting and voting in person after giving written notice to the Secretary of Premier Bancorp, Inc.

     You have the right to vote and, if desired, to revoke your proxy any time before the Annual Meeting. Should you have any questions, please call John C. Soffronoff, President and Chief Executive Officer at (215) 345-5100.

Methods of Voting

      Voting by Proxy
      ---------------

     1.   Mark your selections.
     2. Date your proxy card and sign your name exactly as it appears on your proxy card.
     3. Mail the proxy card to Registrar and Transfer Company in the enclosed postage-paid envelope.

      Voting in Person
      ----------------

     1. Attend the Annual Meeting and show proof of eligibility to vote (including proper identification).
     2.   Obtain a ballot.
     3.   Mark your selections.
     4. Date your ballot and sign your name exactly as it appears in the corporation's transfer books.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     There have been no material transactions between the corporation and the bank, nor any material transactions or proposed material transactions, with any director or executive officer of the corporation or the bank, or any associate of any of the foregoing persons during the past fiscal year. The bank maintains a policy of not extending or granting credit to any director, officer, or employee.

                  BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

     The Board of Directors is empowered by the corporation's Articles of Incorporation and bylaws to oversee all of the corporation's and its subsidiaries' business, property, and affairs. The Board performs this function through meetings and by delegating certain responsibilities to the committees described below. The corporation, as a company listed on the American Stock Exchange, is also subject to the AMEX's rules and regulations.

     During 2001, the corporation's Board of Directors held 11 meetings and Premier Bank's Board of Directors held 11 meetings. In addition to Board meetings, we maintain four standing committees that meet periodically throughout the year. Each director, except Messrs. Rich, Rossi, Schatz, Stein and Stitt, attended at least 75% of the combined total number of meetings of the corporation's and the bank's Boards and the committees of which he or she was a member.

Directors and Executive Officers of Premier Bancorp, Inc. and Premier Bank

     The following table sets forth selected information about the corporation's and the bank's directors and executive officers. The officers are elected annually by the Board of Directors and each holds office at the discretion of the Board.



                                                   POSITIONS HELD     AGE AS OF
                                                        SINCE          APRIL 1,
 NAME                     POSITION                 CORPORATION/BANK      2002
 ----                     --------                 ----------------      ----
Clark S. Frame           Chairman of the Board       1997/1992            51
                         Class 3 Director            1997/1992

Barry J. Miles, Sr.      Vice Chairman of the                             52
                         Board                       1997/1992
                         Class 3 Director            1997/1992

John C. Soffronoff       President                   1997/1992            55
                         Chief Executive Officer     1997/1992
                         Class 3 Director            1997/1992

Bruce E. Sickel          Senior Vice President       1997/1992            42
                         Chief Financial Officer     1997/1992
                         Class 1 Director            1997/1992

                                                   POSITIONS HELD    AGE AS OF
                                                       SINCE         APRIL 1,
NAME                     POSITION                 CORPORATION/BANK      2002
----                     --------                 ----------------      ----
John J. Ginley           Secretary                   1997/1992           59
                         Senior Vice President       1997/1992
                         Chief Loan Officer          1997/1992
                         Class 2 Director            1999/1999

Daniel E. Cohen          Class 1 Director            1997/1992           58

Dr. Thomas E. Mackell    Class 2 Director            1997/1992           56

Dr. Daniel A. Nesi       Class 3 Director            1997/1992           64

Neil W. Norton           Class 2 Director            1997/1992           56

Thomas M. O'Mara         Class 3 Director            1997/1992           49

Michael J. Perrucci      Class 1 Director            1997/1992           48

Brian R. Rich            Class 1 Director            1997/1993           42

Ezio U. Rossi            Class 1 Director            1997/1994           72

Richard F. Ryon          Class 3 Director            1997/1993           51

Gerald Schatz            Class 1 Director            1997/1992           67

Irving N. Stein          Class 2 Director            1997/1992           52

Thomas P. Stitt          Class 1 Director            1997/1993           58

HelenBeth Garofalo
  Vilcek                 Class 2 Director            1997/1992           44

John A. Zebrowski        Class 1 Director            1997/1992           60


Committees and Meetings of the Corporation's and the Bank's Boards of Directors

     Premier Bancorp, Inc.'s Board of Directors has, at present, no standing committees, except the Audit Committee, which jointly serves the corporation and the bank. The corporation does not maintain a nominating or compensation committee. A shareholder who intends to nominate an individual for consideration by the Board of Directors as a nominee for director should submit a written nomination to the corporation's President in accordance with Article IV, Section 2 of the corporation's bylaws. All shareholder notifications must be made in writing and delivered or mailed to the corporation's President not less than 14 or more than 50 days in advance of a shareholders' meeting called for the election of directors, subject to certain other exceptions.

     During 2001, the bank's Board of Directors maintained the following five standing committees: Executive, Audit/Compliance, Compensation, Loan, and Investment/ALCO. The function and composition of each of these committees is described below.

EXECUTIVE:        This committee meets on an as-needed basis to take action on issues between regular Board of Director meetings.This committee did not meet in 2001. Mr. Clark S. Frame serves as Chairman of this committee.


AUDIT/COMP:       This committee jointly serves the corporation and the
                  bank. The Audit Committee oversees the accounting and tax functions of the corporation, recommends to the Board the engagement of independent auditors for the year, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the corporation and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the corporation's system of internal controls and its accounting and reporting practices. The committee also provides oversight for the bank's regulatory compliance program. This committee met 3 times in 2001.
                  Mr. Barry J. Miles, Sr. serves as Chairman of this committee.

COMPENSATION:     This committee addresses issues affecting the executive
                  officers. The committee met 5 times in 2001. Mr. Richard
                  F. Ryon serves as Chairman of this committee.

LOAN: This committee reviews and approves loans in accordance with the bank's established loan policy, as exists from time to time. This committee met 44 times in 2001. Mr. Clark S. Frame serves as Chairman of this committee.

INVESTMENT/       This committee reviews the bank's operating results, its
ALCO:             interest rate sensitivity, investment portfolio and
                  performance versus the annual budget. This committee met
                  4 times in 2001. Mr. Bruce E. Sickel serves as Chairman of this committee.

                 COMMITTEES OF THE BANK'S BOARD OF DIRECTORS


                                                                   MEETINGS
                                                                     HELD
COMMITTEE                                MEMBERS                    IN 2001
-------------------------------------------------------------------------------
EXECUTIVE                Clark S. Frame, Chairperson; Daniel E.
                         Cohen; Barry J. Miles, Sr.; Dr. Daniel
                         A. Nesi; Thomas M. O'Mara; Brian R.
                         Rich; Richard F. Ryon; and Ezio U.
                         Rossi                                        --
-------------------------------------------------------------------------------
AUDIT/COMPLIANCE         Barry J. Miles, Sr., Chairperson; Neil
                         W. Norton; Michael J. Perrucci; Brian
                         R. Rich; HelenBeth Garofalo Vilcek;
                         and John A. Zebrowski                         3
-------------------------------------------------------------------------------
COMPENSATION             Richard F. Ryon, Chairperson; Thomas
                         E. Mackell; Neil W. Norton; Michael J.
                         Perrucci; HelenBeth Garofalo Vilcek;
                         and John A. Zebrowski                         5
-------------------------------------------------------------------------------
LOAN                     Clark S. Frame, Chairperson; Daniel E.
                         Cohen; John J. Ginley; Edward A.
                         Grosik*; Suzanne M. Hartshorne*; Barry
                         J. Miles, Sr.; Dr. Daniel A. Nesi;
                         John C. Soffronoff                           44
-------------------------------------------------------------------------------
INVESTMENT/ALCO          Bruce E. Sickel, Chairperson; Clark S.
                         Frame; John J. Ginley; Dr. Thomas E.
                         Mackell; Thomas M. O'Mara; Ezio U.
                         Rossi; Richard F. Ryon; Gerald Schatz;
                         John C. Soffronoff; Irving N. Stein;
                         and Thomas P. Stitt                           4
-------------------------------------------------------------------------------
*Non-director members.

     Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the corporation's Audit Committee submits the following report:

Audit Committee Report to Shareholders

     The Board of Directors' Audit Committee is responsible for providing independent objective oversight of the corporation's accounting functions and internal controls. The Audit Committee is composed of six directors, each of whom is "independent" as defined in Section 121 of the AMEX Company Guide. The Audit Committee operates under a written charter approved by the Board of Directors on June 8, 2000, and as amended on March 8, 2001.

     Management is responsible for the corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the corporation's financial statements in accordance with the generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2001 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the corporation's Annual Report on Form 10-KSB for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

     The foregoing report has been furnished by the current members of the Audit Committee.

                         MEMBERS OF THE AUDIT COMMITTEE
                          Barry J. Miles, Sr., Chairman
                                 Neil W. Norton
                               Michael J. Perrucci
                                  Brian R. Rich
                            HelenBeth Garofalo Vilcek
                                John A. Zebrowski

INDEPENDENT ACCOUNTANT

     KPMG LLP were the corporation's independent auditors for the fiscal year ended December 31, 2001. The corporation's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the fiscal year ending December 31, 2002. Representatives of KPMG LLP are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

AUDIT AND NON-AUDIT FEES

      The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the corporation's annual financial statements for 2001, and fees billed for other services rendered by KPMG LLP (in thousands).

-------------------------------------------------------------------------------
Audit fees, excluding audit related                         $79,860
-------------------------------------------------------------------------------
Financial information systems design and implementation (1) $ --
-------------------------------------------------------------------------------
All Other Fees:
-------------------------------------------------------------------------------
      Audit related fees (2)                                $49,160
-------------------------------------------------------------------------------
      Other non-audit services (3)                          $10,800
-------------------------------------------------------------------------------
Total all other fees                                        $59,960
-------------------------------------------------------------------------------

(1) Financial information systems design and implementation consisted of consulting for enterprise-wide financial information system.
(2) Audit related fees consisted principally of audits of financial statements of certain employee benefit plans, internal audit services, an agreed upon procedures letter relating to the trust preferred offering officers' certificate calculations, accounting consultation relating to the Indexed Powered Certificate of Deposit product and issuance of consents.
(3)  Other non-audit fees consisted of tax compliance and actuarial services.


CONSIDERATION OF NON-AUDIT SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANT

     The Audit Committee has considered whether the services provided under other non-audit services are compatible with maintaining the auditor's independence.

Compensation of the Board of Directors

     In 2001, directors earned $300 for each Board or committee meeting attended. Directors earned a total of $100,800 for meetings attended in 2001, which was paid in January 2002.

     Mr. Clark S. Frame earned $114,325 for services rendered in 2001 which included serving as Chairman of the Board of Directors, Chairman of the Loan and Executive Committees and consulting fees. Mr. Frame is also provided a membership to a local country club.

                             EXECUTIVE COMPENSATION

     The following table summarizes compensation awarded, paid to, or earned by, each of the named executive officers during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE


                              Annual Compensation         Long Term
                              -------------------        Compensation
                                                           Payouts
                                                           -------
                                                          All Other
                                      Salary     Bonus   Compensation
Name and Principal Position  Year     ($)(1)      ($)        ($)
---------------------------  ----      ---        ---        ---
JOHN C. SOFFRONOFF           2001    139,523    30,000    13,225(2)
President and                2000    133,010    15,000    13,908(2)
Chief Executive              1999    123,626    40,000    12,593(2)
Officer of the corporation
and of the bank

BRUCE E. SICKEL              2001    121,984    30,000     9,054(3)
Treasurer of the             2000    116,282    15,000     8,058(3)
corporation and Senior       1999    106,085    40,000     8,817(3)
Vice President and Chief
Financial Officer of the
bank

JOHN J. GINLEY               2001    155,250    30,000     9,602(4)
Secretary of the             2000    147,992    15,000     9,232(4)
corporation and Senior       1999    137,545    40,000     9,610(4)
Vice President and Chief
Loan Officer of the bank
------------------
(1) In 1999 salary adjustments were made on or about April 24. In 2000 and 2001, salary adjustments were made on January 1.

(2) Includes bank contributions to the 401(k) Plan on behalf of Mr. Soffronoff of $4,780, $5,183, and $4,393, for 2001, 2000, and 1999,
      respectively; the payment of club dues in the amount of $3,645, $3,925, and $3,400, for 2001, 2000, and 1999, respectively; and a car allowance for Mr. Soffronoff, valued at $4,800 for each of 2001, 2000, and 1999.

(3) Includes bank contributions to the 401(k) Plan on behalf of Mr. Sickel of $4,254, $3,258, and $4,017 for 2001, 2000, and 1999 respectively;
      and a car allowance for Mr. Sickel of $4,800 for each of 2001, 2000, and 1999.

(4) Includes bank contributions to the 401(k) Plan on behalf of Mr. Ginley of $4,802, $4,432, and $4,810, in 2001, 2000, and 1999, respectively; and a car allowance for Mr. Ginley of $4,800 for each of 2001 2000, and 1999.


Qualified Stock Options

     The corporation maintains an Incentive Stock Option Plan. The corporation did not grant any qualified stock options to the named executives in 2001.

Change of Control Agreements

     In March 1998, the corporation, the bank and executives, John C. Soffronoff, John J. Ginley and Bruce E. Sickel entered into change of control agreements. The agreements define certain severance benefits the corporation and the bank will pay to the named executives in the event of a change of control. The benefits were granted in order to recognize the past and present service of the executives and to provide incentive for their continued valued service. The agreements continue until such time as either party gives the other written notice of termination of employment with, or without, cause. The agreements are not intended to affect the employment status of the executives in the absence of a change of control.

In the event of a change of control, the executives are entitled to receive a lump sum payment equal to two times their respective current annual direct salary at the earliest of four specified events. If, at the end of six months after the date of the change of control, none of the specified events have occurred, the executives shall no longer be entitled to the payments upon termination.

Incentive Stock Option Plan

     The corporation maintains the Premier Bancorp, Inc. 1995 Incentive Stock Option Plan. The corporation's shareholders approved the plan at the 1995 Annual Meeting in order to advance the corporation's and its subsidiaries' development, growth and financial condition. The corporation originally reserved 100,000 shares under the plan, or 315,000 shares as of December 31, 2001, as adjusted for all stock dividends and splits. The plan provides for awards of qualified stock options and non-qualified stock options to officers and directors and is administered by the full Board of Directors. In 2001, the corporation granted 2,600 qualified stock options under the plan and no non-qualified stock options were granted under the plan.

Common Stock Purchase Options

     In connection with the organization of Premier Bank in 1992, certain incorporators, directors and officers were provided options to purchase shares of the bank (which option obligations were assumed in 1997 by the corporation pursuant to the reorganization and formation of the holding company). In April 1992, 105,122 common stock purchase options were issued (which figure has been adjusted to 486,497 to reflect all stock splits and dividends). As of April 1, 2002, 153,911 options remain outstanding. These options expire April 23, 2002.

401(k) Plan

     The bank maintains a 401(k) tax deferred retirement savings plan for employees. The plan has two features: an elective deferral feature and a savings plus feature. To be eligible to become a member of the plan, an employee must have completed at least six months service and attained age 21. All employee contributions vest immediately. Employer contributions vest equally over a three year period. The plan is subject to certain terms and restrictions imposed by the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act.

     An eligible employee may choose the elective deferral feature of the plan by entering into an agreement with the bank to defer current total compensation by up to 15% (unless otherwise limited by the 401(k) administrators). In 2001, the bank matched this deferred compensation with a discretionary match which is currently set at 50%, up to 6% of the employee's salary. The amount of the match, if any, is determined by the bank each year.

     During 2001 the bank made a contribution of $88,405 to the plan. The amounts allocated to the three most highly compensated officers in 2001 were as follows (these amounts do not include the employee's individual contribution):
Mr. Soffronoff, President and Chief Executive Officer, $4,780; Mr. Sickel, Senior Vice President and Chief Financial Officer, $4,254; and Mr. Ginley, Senior Vice President and Chief Loan Officer, $4,802.


                              ELECTION OF DIRECTORS

Qualification and Nomination of Directors

     Article IV, Section 1 of the corporation's bylaws authorizes the number of directors to be not less than 5 nor more than 25. The bylaws provide for three classes of directors with staggered three year terms of office. The Board of Directors may, from time to time, fix the number of directors and their respective classifications. The number of Board members is currently 19. The Board of Directors nominated the eight persons named below to serve as Class 1 Directors until the 2005 Annual Meeting of shareholders or until their earlier death, resignation, or removal from office. All of the nominees are presently members of the Board of Directors and all have consented to serve another term as a director if re-elected. Pursuant to the corporation's bylaws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority of the Board of Directors then in office. The Board of Directors may select someone to fill a vacancy until the expiration of the term of the class of directors to which he or she was appointed.

     In accordance with the corporation's bylaws, the Board of Directors is divided into three classes, as nearly equal in number as possible, known as Class 1, 2 and 3, whose terms expire at successive Annual Meetings. Therefore, the bylaws provide for a classified Board with staggered three year terms of office. Currently, Class 1 consists of eight directors, Class 2 consists of five directors, and Class 3 consists of six directors. Shareholders will elect eight Class 1 Directors at the Annual Meeting to serve for three year terms that expire at the corporation's 2005 Annual Meeting. In the interim between Annual Meetings, the Board has the authority under the bylaws to increase or decrease the size of the Board and to fill vacancies.

     The proxy holders intend to vote all proxies for the election of each of the eight nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

     The Board of Directors proposes the following nominees for election as Class 1 Directors at the Annual Meeting:

     o     Daniel E. Cohen  (director since 1997)
     o     Michael J. Perrucci. (director since 1997)
     o     Brian R. Rich  (director since 1997)
     o     Ezio U. Rossi  (director since 1997)
     o     Gerald Schatz (director since 1997)
     o     Bruce E. Sickel (director since 1997)
     o     Thomas P. Stitt (director since 1997)
     o     John A. Zebrowski (director since 1997)

     The Board of Directors recommends that shareholders vote FOR the proposal to elect the eight nominees listed above as Class 1 Directors.

Information as to Nominees and Directors

     Set forth below, as of April 1, 2002, is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the Annual Meeting. You will find information about their share ownership on pages 17 and 18.

CLASS 1 DIRECTORS (to serve until 2002)
-----------------
AND NOMINEES  (to serve until 2005)
-------------

Daniel E. Cohen     Mr. Cohen, age 58, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Cohen is a partner in the law firm of Laub, Seidel, Cohen & Hof, L.L.C. located in Easton, Pennsylvania.

Michael J. Perrucci Mr. Perrucci, age 48, has served as a member of the corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Perrucci is a partner in the law firm of Fishbein, Badillo, Wagner, Harding located in Phillipsburg, New Jersey.

Brian R. Rich       Mr. Rich, age 42, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Rich is the President of Jack Rich, Inc., a fuel oil and energy company located in Gilberton, Pennsylvania. Mr. Rich is currently and has been a director of Schuylkill Energy Resources, located in Shenandoah,
                    Pennsylvania.

Ezio U. Rossi       Mr. Rossi, age 72 has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1994. Mr. Rossi was the former owner of Arctic Foods, Inc., a frozen food company located in Washington, New
                    Jersey. He is currently retired.

Gerald Schatz       Mr. Schatz, age 67, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Schatz is Chairman of Wordsworth Academy,
                    Play and Learn Centers and Wyncote Academy, a child care and development company located in Fort Washington, Pennsylvania.

Bruce E. Sickel     Mr. Sickel, age 42, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1992. He is a Senior Vice President, the Chief
                    Financial Officer and Treasurer of the corporation and the bank.

Thomas P. Stitt     Mr. Stitt, age 58, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Stitt is an Attorney-at-Law, with his office located in Easton, Pennsylvania.


John A. Zebrowski   Mr. Zebrowski, age 60, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Zebrowski is the President of J. A. Z.
                    Associates, a plastic resin dealer located in Doylestown, Pennsylvania.

CLASS 2 DIRECTORS (to serve until 2003)
-----------------

John J. Ginley      Mr. Ginley, age 59, has served as a member of the
                    corporation's and the bank's Board of Directors since
                    December 1999. Mr. Ginley is a Senior Vice President, Chief
                    Loan Officer and Secretary of the corporation and of the bank.

Dr. Thomas Mackell  Dr. Mackell, age 56, has served as a member of the corporation's Board of Directors since 1997 and of the bank since 1992. Dr. Mackell is a surgeon with his medical offices located in Doylestown, Pennsylvania.

Neil W. Norton      Mr. Norton, age 56, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Norton is the President of Norton Oil
                    Company, a home heating oil company located in Phillipsburg, New Jersey.

Irving N. Stein     Mr. Stein, age 52, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Stein is the Vice President of Keystone
                    Motors, Inc., a car dealership located in Doylestown and Berwyn, Pennsylvania.

HelenBeth           Ms. Garofalo Vilcek, age 44, has served as a member of the
Garofalo Vilcek     corporation's Board of Directors since 1997 and of the bank since 1992. Ms. Garofalo Vilcek is a real estate broker located in Bangor, Pennsylvania.

CLASS 3 DIRECTORS (to serve until 2004)
-----------------

Clark S. Frame      Mr. Frame, age 51, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Frame serves as Chairman of the Board of the corporation and of the bank.

Barry J. Miles, Sr. Mr. Miles, age 52, has served as a member of the corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Miles serves as Vice Chairman of the Board of the corporation and of the bank. Mr. Miles is a realtor in Easton, Pennsylvania.

Dr. Daniel A. Nesi  Dr. Nesi, age 64, has served as a member of the corporation's Board of Directors since 1997 and of the bank since 1992. Dr. Nesi is a surgeon with his medical offices located in Doylestown, Pennsylvania.

Thomas M. O'Mara    Mr. O'Mara, age 49, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1992. Mr. O'Mara is the owner of Master Gardener, a textiles company located in Yardley, Pennsylvania and Spartenberg, South Carolina.

Richard F. Ryon     Mr. Ryon, age 51, has served as a member of the
                    corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Ryon is a partner in Richard B. Ryon
                    Insurance, an insurance agency located in Pottsville, Pennsylvania.

John C. Soffronoff  Mr. Soffronoff, age 55, has served as a member of the corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Soffronoff is the President and Chief Executive Officer of the corporation and of the bank.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

     The following table sets forth, as of April 1, 2002, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by such person and the percentage of the corporation's outstanding common stock so owned.

                                                            PERCENT OF
                                                            OUTSTANDING
                                    SHARES                 COMMON STOCK
NAME AND ADDRESS              BENEFICIALLY OWNED        BENEFICIALLY OWNED
----------------              ------------------        ------------------
Clark S. Frame
c/o Premier Bancorp, Inc.           193,662                   5.13 %
379 N. Main Street
Doylestown, PA 18901

Share Ownership by the Directors and Executive Officers

     The following table sets forth the beneficial ownership of shares of the corporation's common stock, as well as all other Premier Bancorp, Inc. stock-based holdings, by the current directors and the executive officers and the directors and executive officers as a group, as of April 1, 2002. Unless otherwise indicated, all shares are held individually.


                                      AMOUNT AND NATURE
        NAME OF INDIVIDUAL OR           OF BENEFICIAL
        IDENTITY OF GROUP                OWNERSHIP(1)     PERCENTAGE OF CLASS
        ----------------                 -----------      -------------------
        Daniel E. Cohen                 98,629 (2)               2.61%

        Clark S. Frame                 193,662 (3)               5.13%

        John J. Ginley                  72,116 (4)               1.91%

        Dr. Thomas E. Mackell(22)       81,250 (5)               2.15%

        Barry J. Miles, Sr.             60,174 (6)               1.59%

        Dr. Daniel A. Nesi             117,877 (7)               3.12%

        Neil W. Norton                  76,122 (8)               2.01%

        Thomas M. O'Mara(22)            59,149 (9)               1.57%

        Michael J. Perrucci             78,722 (10)              2.08%

        Brian R. Rich                  115,237 (11)              3.05%

        Ezio U. Rossi                  136,481 (12)              3.61%

        Richard F. Ryon                109,197 (13)              2.89%

                                     AMOUNT AND NATURE
        NAME OF INDIVIDUAL OR          OF BENEFICIAL
        IDENTITY OF GROUP               OWNERSHIP(1)      PERCENTAGE OF CLASS
        -----------------               -----------       -------------------

        Gerald Schatz                   123,871 (14)             3.28%

        Bruce E. Sickel                  59,058 (15)             1.56%

        John C. Soffronoff               66,555 (16)             1.76%

        Irving N. Stein                  77,136 (17)             2.04%

        Thomas P. Stitt                  76,003(18)              2.01%

        HelenBeth Garofalo Vilcek        47,207 (19)             1.25%

        John A. Zebrowski               106,723 (20)             2.82 %

        All Officers and              1,755,169 (21)            46.46%
        Directors as a Group
        (19 persons in total)
------------------------------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership
      within 60 days after April 1, 2002.   Beneficial ownership may be
      disclaimed as to certain of the securities.
(2) Includes 15,177 shares held jointly with Mr. Cohen's spouse; 31,878 in Laub, Seidel, Cohen & Hof profit sharing plan f/b/o Daniel Cohen; and 51,574 exercisable stock options.
(3) Includes 32,158 shares held individually; 84,000 shares held jointly with Mr. Frame's spouse; 12,600 shares held as custodian for minor sons; 14,700 shares held as Trustee of Clark C. Frame Trust; 10,395 shares held as Trustee of CCF Trust for John M. Frame; 10,395 shares held as Trustee of CCF Trust for Martha Jackson; 10,395 shares held as Trustee of CCF Trust for David C. Frame; and 19,019 exercisable stock options.
(4) Includes 43,451 shares held jointly with Mr. Ginley's spouse and 28,665 exercisable stock options.
(5) Includes 23,684 shares held individually; 9,095 shares held jointly with Dr. Mackell's spouse; 20,097 held by Thomas E. Mackell, M.D. Ltd. Profit Sharing Plan; and 28,374 exercisable stock options.
(6) Includes 12,474 shares held individually; 32,760 shares held jointly with Mr. Miles' spouse; and 14,940 exercisable stock options.
(7) Includes 37,762 shares held individually; 27,720 shares held as Trustee for Daniel A. Nesi, M.D. Assoc.; 2,484 shares held as custodian for Paolo Sierra; 2,604 shares held as custodian for Diego Sierra; and 15,603 exercisable stock options.
(8) Includes 47,892 shares held individually; 18,225 shares held jointly with Mr. Norton's spouse; and 9,900 exercisable stock options.
(9) Includes 34,147 shares held individually; 1,365 shares in held in Mr. O'Mara's spouse's IRA; and 23,637 exercisable stock options.
(10) Includes 55,609 shares held individually; 7,266 shares held jointly with Mr. Perrucci's spouse; 2,696 shares held by Summit Bank Discount Brokerage C/F IRA Rollover for Mr. Perrucci's spouse; 2,019 shares held by Mr. Perrucci's son; 2,019 shares held by Mr. Perrucci's daughter; and 9,113 exercisable stock options.
(11) Includes 70,111 shares held individually; 9,712 shares held by Morea Steam Heat Co.; 17,325 shares held by Waste Management & Processors, Inc.; 8,662 shares held by B-D Mining Co.; and 9,427 exercisable stock options.
(12)  Includes 9,727 exercisable stock options.
(13) Includes 27,913 shares held individually; 22,170 shares held as Trustee for Richard B. Ryon Insurance Co.'s 401(k) Plan; 49,938 shares held as partner of Ryon & Co.; and 9,176 exercisable stock options.

(14)  Includes 29,402 exercisable stock options.
(15) Includes 14,242 shares held individually; 6,912 shares held jointly with Mr. Sickel's spouse; 3,464 shares held as Custodian for his children; and 34,440 exercisable stock options.
(16) Includes 6,790 shares held individually; 14,820 shares held jointly with Mr. Soffronoff's spouse; 2,820 shares held in Mr. Soffronoff's spouse's IRA; and 34,965 exercisable stock options.
(17) Includes 61,206 shares held individually; 1,574 shares held jointly with Mr. Stein's spouse; 5,196 shares held by Mr. Stein as custodian for his sons pursuant to the Uniform Gift to Minors Act; and 9,160 exercisable stock options.
(18) Includes 12,978 shares held in Mr. Stitt's IRA; 50,243 shares held as Trustee for persons other than Mr. Stitt; and 12,782 exercisable stock options.
(19) Includes 32,126 shares held individually; 4,605 shares held in Ms. Garofalo Vilcek's spouse's IRA; and 9,726 exercisable stock options.
(20)  Includes 9,726 exercisable stock options.
(21) Percentages assume that all options exercisable within 60 days of April 1, 2002 have been exercised. Therefore, on a pro forma basis, 3,777,985 shares would be outstanding.
(22)  Directors Mackell and O'Mara are brothers-in-law.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from the reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period from January 1, 2001, through December 31, 2001, its officers and directors complied with all applicable filing requirements, except for Director Cohen, who inadvertently filed one Form 4 late to report two gifts of stock to charitable organizations.

                                    PROPOSALS

1. ELECTION OF EIGHT CLASS 1 DIRECTORS.

        Nominees for Class 1 Director are:

        o     Daniel E. Cohen  (director since 1997)
        o     Michael J. Perrucci (director since 1997)
        o     Brian R. Rich  (director since 1997)
        o     Ezio U. Rossi  (director since 1997)
        o     Gerald Schatz (director since 1997)
        o     Bruce E. Sickel (director since 1997)
        o     Thomas P. Stitt (director since 1997)
        o     John A. Zebrowski (director since 1997)

     Each has consented to serve a three year term. (See pages 13 and 14 for more information.)

     If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the eight nominees for Class 1 Director will be unable to serve if elected.

     Cumulative voting rights exist with respect to the election of directors, which means that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled to vote by the number of directors to be elected and to cast the whole number of votes for one nominee or to distribute them among two or more nominees. The proxy holders may vote cumulatively and distribute the votes they represent among nominees as they consider advisable, unless the shareholder indicates on his or her proxy how he or she desires the votes to be cumulated for voting purposes.

     The Board of Directors recommends that shareholders vote FOR the election of the eight nominees as Class 1 Directors.


                                  ANNUAL REPORT

     A copy of the corporation's annual report for its fiscal year ended December 31, 2001, is enclosed with this proxy statement. A representative of KPMG LLP, the independent auditors who examined the financial statements in the annual report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate shareholder questions concerning the annual report.

                SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2003 Annual Meeting of Shareholders should have delivered the written proposal to the President of Premier Bancorp, Inc. at its principal executive offices, at 379 North Main Street, Doylestown, Pennsylvania 18901, by January 9, 2003. If a shareholder proposal is submitted to the corporation after that date, it is considered untimely; and, although the proposal may be considered at the Annual Meeting, it may not be included in the corporation's 2003 proxy statement.
Article IV, Section 2 of the corporation's bylaws requires that a shareholder deliver a notice of nomination for election to the Board of Directors to the President not less than 14 or more than 50 days in advance of a shareholders' meeting called for the election of directors.


              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those described in this proxy statement or referred to in the accompanying Notice of Annual Meeting of Shareholders that may be presented at the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments of the meeting, the proxy holders will vote the proxies in the manner they determine to be in the corporation's best interest.


                             ADDITIONAL INFORMATION

     In accordance with Securities Exchange Act Rule 14a-3(3)(1), in the future, Premier intends to deliver only one annual report and proxy statement to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. This method of delivery is known as "householding". Upon written or oral request, Premier will promptly deliver a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Further, shareholders can notify Bruce E. Sickel, Chief Financial Officer, Premier Bancorp, Inc., 516 Second Street Pike, Southampton, Pennsylvania 18966 or call (215) 322-1480 to inform us that the shareholder wishes to receive a separate copy of an annual report or proxy statement in the future. In addition, if you are receiving multiple copies of Premier's annual report or proxy statement, you may request that we deliver only a single copy of the annual report or proxy statement by notifying us at the above address or telephone number.

                              PREMIER BANCORP, INC.
                                      PROXY

              ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 9, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Edward Grosik and Mark Mann and each or either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Premier Bancorp, Inc. that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held May 9, 2002, at 9:00 a.m., at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901, and at any adjournment or postponement of the meeting, as indicated upon the matters described in the proxy statement, and upon any matters which may properly come before the Annual
Meeting:

1.    ELECTION OF EIGHT CLASS 1 DIRECTORS TO SERVE FOR THREE YEAR TERMS.

      [    ]  FOR        [    ]  WITHHOLD AUTHORITY      [    ]  FOR ALL EXCEPT

      Daniel E. Cohen ____________              Michael J. Perrucci __________
      Brian R. Rich ______________              Ezio U. Rossi ______________
      Gerald Schatz ______________              Bruce E. Sickel _____________
      Thomas P. Stitt _____________             John A. Zebrowski ___________


The Board of Directors recommends a vote FOR these nominees.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

EDWARD GROSIK AND MARK MANN, THE PROXY HOLDERS WILL HAVE THE RIGHT TO VOTE CUMULATIVELY AND TO DISTRIBUTE THEIR VOTES AMONG NOMINEES AS THEY CONSIDER ADVISABLE, UNLESS YOU INDICATE ON THIS PROXY HOW YOU DESIRE THE VOTES TO BE ACCUMULATED FOR VOTING PURPOSES IN THE SPACE NEXT TO EACH NOMINEE'S NAME.

Dated: ______________________, 2002
                                          ---------------------------------
                                                      Signature

                                          ---------------------------------
Number of Shares Held of Record                       Signature
on April 1, 2002

----------------

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.